UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                              FORM 8-K
                           Current Report

                      Commission File Number 1-5109

                       TODD SHIPYARDS CORPORATION
        (Exact Name of registrant as specified in its charter)

             DELAWARE                     91-1506719
   (State or other jurisdiction of  (IRS Employer I.D. No.)
     incorporation or organization)

             1801 - 16th AVENUE SW, SEATTLE, WA  98134-1089
     (Street address of principal executive offices - Zip Code)

             Registrant's telephone number:  (206) 623-1635

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Item 5.  Other Events

On April 4, 1995 the Company issued a press release announcing that the Company purchased 455,000 shares of its common stock in a block on the open market on March 31, 1995.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

28-1  Press Release dated April 4, 1995.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 1995


                                  /s/ Michael G. Marsh
                                  By:  Michael G. Marsh
                                  On behalf of the Registrant as
                                  Secretary and General Counsel